UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 28, 2005

Health Discovery Corporation
(Exact name of registrant as specified in charter)

Texas	333-62216	74—3002154
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1116 S. OLD TEMPLE ROAD
LORENA, TEXAS 76655
(Address of principal executive offices / Zip Code)

512-583-4500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d—2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e—4(c) under the Exchange Act.

Item 1.01.   Entry into a Material Definitive Agreement.

On December 21, 2005, Health Discovery Corporation (the “Company”) issued to Mr. William Quirk warrants to acquire 150,000 shares of the Company’s common stock at $0.12 per share, which was the closing price of the common stock on the preceding day, in consideration of Mr. Quirk’s contributions as a director to the Company during 2005 in lieu of any cash consideration. The warrants were issued pursuant to the Company’s form of stock purchase warrant agreement, and the agreement is attached hereto as exhibit 99.1.

Item 9.01.   Financial Statements and Exhibits.

Exhibit 99.1 Stock Purchase Warrant, dated December 21, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HEALTH DISCOVERY CORPORATION

Dated: December 28, 2005	By: /s/ Stephen Barnhill
Stephen Barnhill
Chief Executive Officer